UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2010

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

3131 Las Vegas Boulevard South
Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 21, 2010, Wynn Resorts, Limited (“Wynn Resorts”) issued a press release announcing its preliminary expectations of results of operations for the second quarter of 2010.  The results in the release are preliminary and subject to the completion of the final financial statements, including the review of those financial statements by Wynn Resorts’ internal and independent accounting professionals and Wynn Resorts’ audit committee.  The press release is furnished herewith as Exhibit 99.1.  The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The information set forth under Item 2.02 of this report is incorporated herein by reference.

Item 8.01	Other Events.

On July 21, 2010, Wynn Resorts issued a press release announcing that its subsidiary, Wynn Las Vegas, LLC (“Wynn Las Vegas”), has commenced a cash tender offer for any and all of the of $1,317,990,000 aggregate principal amount outstanding 6 5/8% First Mortgage Notes due 2014 issued by Wynn Las Vegas and Wynn Las Vegas Capital Corp.  A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Separately, on July 21, 2010, Wynn Resorts issued a press release announcing that Wynn Las Vegas and Wynn Las Vegas Capital Corp., each a direct or indirect wholly owned subsidiary of Wynn Resorts, plan to offer $1,320,000,000 aggregate principal amount of First Mortgage Notes due 2020 (the “2020 notes”).  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the 2020 notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  A copy of the press release is attached hereto as Exhibit 99.3 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit
	Number	Description

99.1	Press release, dated July 21, 2010, of Wynn Resorts, Limited.

99.2	Press release, dated July 21, 2010, of Wynn Resorts, Limited.

99.3	Press release, dated July 21, 2010, of Wynn Resorts, Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           July 21, 2010

WYNN RESORTS, LIMITED

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and
Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           July 21, 2010

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and
Treasurer